UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St., Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands

(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

LyondellBasell Industries N.V. (the “Company”) held its Annual General Meeting of Shareholders on May 11, 2016. Shareholders voted on and approved each of the matters set forth below.

The election of four Class III directors to serve as members of the Supervisory Board until the annual meeting of shareholders in 2019 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Jacques Aigrain	370,739,824	1,341,051	347,443	12,022,484
Lincoln Benet	368,252,149	3,828,166	348,003	12,022,484
Nance K. Dicciani	353,667,780	13,880,840	4,879,698	12,022,484
Bruce A. Smith	370,656,605	1,427,340	344,373	12,022,484

The election of three individuals to serve as members of the Management Board until the annual meeting of shareholders in 2018 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Thomas Aebischer	371,592,731	522,426	313,161	12,022,484
Dan Coombs	372,015,054	104,519	308,745	12,022,484
James D. Guilfoyle	372,012,122	108,063	308,133	12,022,484

The adoption of the Company’s Dutch statutory annual accounts, as prepared in accordance with Dutch law, for the year ended December 31, 2015 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
382,655,088	138,339	1,657,375

The discharge from liability of members of the Management Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
370,053,398	1,825,758	549,162	12,022,484

The discharge from liability of members of the Supervisory Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
370,065,439	1,811,768	551,111	12,022,484

The ratification of the Company’s selection of PricewaterhouseCoopers LLP as independent registered public accountants was approved based on the following votes:

FOR	AGAINST	ABSTAIN
381,199,999	2,821,759	429,044

The appointment of PricewaterhouseCoopers N.V. as auditors who will audit the Dutch statutory annual accounts was approved based on the following votes:

FOR	AGAINST	ABSTAIN
381,198,950	2,820,880	430,972

The ratification and approval of the dividends declared by the Management Board, acting with the approval of the Supervisory Board, in respect of the 2015 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
383,856,996	53,877	539,929

The approval, in an advisory vote, of the Company’s executive compensation was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
354,291,094	17,223,360	913,864	12,022,484

The approval of the authority of the Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s shares was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
382,907,300	1,108,211	435,291	12,022,484

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: May 16, 2016	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President